EXHIBIT 21
RAYMOND JAMES FINANCIAL, INC.
LIST OF SUBSIDIARIES

The following listing includes all of the registrant's subsidiaries as of September 30, 2016, which are included in the consolidated financial statements:

Entity Name	State/Country of Incorporation	Subsidiary or Joint Venture of
Carillon Tower Advisers, Inc.	Florida	Raymond James Financial, Inc.
Castellum Capital Management Inc.	Ontario	Raymond James Investment Counsel Ltd.
ClariVest Asset Management, LLC	Delaware	Eagle Asset Management, Inc.
Cougar Global ETF Portfolio Management Inc.	Delaware	Cougar Global Investments Limited
Cougar Global Investments Limited	Canada	Raymond James International Canada, Inc.
Eagle Asset Management, Inc.	Florida	Raymond James Financial, Inc.
Eagle Boston Investment Management, Inc.	Florida	Eagle Asset Management, Inc.
Eagle Fund Distributors, Inc.	Florida	Eagle Asset Management, Inc.
Eagle Fund Services, Inc.	Florida	Eagle Asset Management, Inc.
EB Management I, LLC	Florida	Eagle Asset Management, Inc.
Former WT, Inc.	Tennessee	MK Holding, Inc.
Gateway Institutional Tax Credit Fund II, Ltd	Florida	Raymond James Tax Credit Funds, Inc.
HBI Investment Funds, LLC	Illinois	Howe Barnes Hoefer & Arnett, Inc.
Heritage International Limited	Mauritius	Raymond James International Holdings, Inc.
Howe Barnes Hoefer & Arnett, Inc.	Delaware	Raymond James Financial, Inc.
MacDougall, MacDougall & MacTier Inc.	Canada	Raymond James Ltd.
MacDougall Wealth Management Inc.	British Columbia	MacDougall, MacDougall & MacTier Inc.
Merchant Bankers, Inc.	Tennessee	MK Holding, Inc.
MK Holding, Inc.	Alabama	Raymond James Financial, Inc.
MK Investment Management, Inc.	Delaware	MK Holding, Inc.
MK Mezzanine Management, LLC	Delaware	Morgan Properties, LLC
MOR Associates, LP	Tennessee	Merchant Bankers, Inc.
Morgan Keegan & Associates, LLC	Delaware	MK Holding, Inc.
Morgan Keegan & Company, LLC	Tennessee	Raymond James Financial, Inc.
Morgan Keegan Employee Investment Fund, LP	Delaware	Merchant Bankers, Inc.
Morgan Keegan Fund Management, Inc.	Tennessee	MK Holding, Inc.
Morgan Keegan Investment Partners Fund, LP	Delaware	MK Investment Management, Inc.
Morgan Keegan Mezzanine Fund, LP	Delaware	MK Mezzanine Management, LLC
Morgan Keegan Private Equity Employee Fund of Funds II, LP	Delaware	MK Investment Management, Inc.
Morgan Keegan Private Equity Fund of Funds II, LP	Delaware	MK Investment Management, Inc.
Morgan Keegan Private Equity Fund of Funds II Blocker, LLC	Delaware	Morgan Keegan Private Equity QP Fund of Funds II, LP; Morgan Keegan Private Equity Fund of Funds II, LP; Morgan Keegan Private Equity Employee Fund of Funds II, LP
Morgan Keegan Private Equity Fund of Funds II Holdings, LP	Delaware
Morgan Keegan Private Equity QP Fund of Funds II, LP; Morgan Keegan Private Equity Fund of Funds II, LP; Morgan Keegan Private Equity Employee Fund of Funds II, LP; Morgan Keegan Private Equity Fund of Funds II Blocker, LLC

Morgan Keegan Private Equity QP Fund of Funds II, LP	Delaware	MK Investment Management, Inc.
Morgan Properties, LLC	Tennessee	Raymond James Investments, LLC
Mummert & Company Corporate Finance GesmbH	Austria	Raymond James Corporate Finance GmbH
Native American Housing Fund I, LP	District of Columbia	Raymond James Tax Credit Funds, Inc.
Preferred Fund of Funds, LLC	Delaware	Morgan Keegan Fund Management, Inc.
Raymond James & Associates, Inc.	Florida	Raymond James Financial, Inc.
Raymond James (USA) Ltd.	Canada	Raymond James Ltd.
Raymond James Affordable Housing Fund 1, LP	Delaware	Raymond James Tax Credit Funds, Inc.

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Entity Name	State/Country of Incorporation	Subsidiary or Joint Venture of
Raymond James Affordable Housing Fund 2, LP	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Argentina S.A.	Argentina	Raymond James South American Holdings, Inc.
Raymond James Asset Management International, S.A.	France	Raymond James International Holdings, Inc.
Raymond James Bank, National Association	U.S.A.	Raymond James Financial, Inc.
Raymond James Canada, LLC	Florida	Raymond James Financial, Inc.
Raymond James Canadian Acquisition, Inc.	Florida	Raymond James Bank, National Association
Raymond James Canadian Holdings, LLC	Florida	Raymond James Canadian Acquisition, Inc.
Raymond James Capital Inc.	Delaware	Raymond James Financial, Inc.
Raymond James Capital Funding, Inc.	Florida	Raymond James Bank, National Association
Raymond James Capital Partners, LP	Delaware	RJC Partners, LP
Raymond James Capital Services, LLC	Delaware	MK Holding, Inc.
Raymond James Community Reinvestment Fund 1, LLC	Florida	Raymond James Bank, National Association
Raymond James Corporate Finance GmbH	Germany	Raymond James Global Holdings Limited
Raymond James Development Tax Credit Fund, LLC	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Employee Investment Fund I, L.P.	Delaware	RJEIF, Inc.
Raymond James Employee Investment Fund II, L.P.	Delaware	RJEIF, Inc.
Raymond James Euro Equities SAS	France	Raymond James European Securities S.A.S.
Raymond James European Holdings, Inc.	Florida	Raymond James International Holdings, Inc.
Raymond James European Securities S.A.S.	France	Raymond James International Holdings, Inc.
Raymond James Finance Company of Canada, Ltd.	Canada	Raymond James Canadian Holdings, LLC
Raymond James Financial International Limited	U.K.	Raymond James International Holdings, Inc.
Raymond James Financial Management Ltd.	Canada	Raymond James Ltd.
Raymond James Financial Planning Ltd.	British Columbia	Raymond James Ltd.
Raymond James Financial Products, Inc.	Tennessee	MK Holding, Inc.
Raymond James Financial Services Advisors, Inc.	Florida	Raymond James Financial, Inc.
Raymond James Financial Services, Inc.	Florida	Raymond James Financial, Inc.
Raymond James Global Holdings Limited	U.K.	Raymond James International Holdings, Inc
Raymond James Global Securities, Limited	British Virgin Islands	Raymond James International Holdings, Inc.; Raymond James South American Holdings, Inc.
Raymond James Holdings, Ltd.	Florida	Residual Partners
Raymond James Insurance Group, Inc.	Florida	Raymond James Financial, Inc.
Raymond James International Canada, Inc.	Florida	Raymond James International Holdings, Inc.
Raymond James International Holdings, Inc.	Florida	Raymond James Financial, Inc.
Raymond James Investment Counsel Ltd.	Canada	MacDougall, MacDougall & MacTier Inc.
Raymond James Investments, LLC	Florida	Raymond James Financial, Inc.
Raymond James Investment Services Limited	U.K.	Raymond James Financial, Inc.
Raymond James Latin Advisors Limited	British Virgin Islands	Raymond James Global Securities, Limited
Raymond James Latin America S.A.	Uruguay	Raymond James South American Holdings, Inc.
Raymond James Latin Fund Advisors S.A.	Uruguay	Raymond James South American Holdings, Inc.
Raymond James Ltd.	Canada	Raymond James Canada, LLC
Raymond James Management, LLC	Delaware	Raymond James Investments, LLC
Raymond James Management-EPG, LLC	Delaware	Raymond James Investments, LLC
Raymond James Management-Forensics, LLC	Delaware	Raymond James Investments, LLC
Raymond James Mortgage Company, Inc.	Tennessee	MK Holding, Inc.
Raymond James Multifamily Finance, Inc.	Florida	Raymond James Tax Credit Funds, Inc.
Raymond James Municipal Products, Inc.	Delaware	MK Holding, Inc.
Raymond James Research Services, LLC	Florida	Raymond James Financial, Inc.
Raymond James South American Holdings, Inc.	Florida	Raymond James International Holdings, Inc.
Raymond James Structured Products, Inc.	Delaware	MK Holding, Inc.
Raymond James Tax Credit Fund 32 - A, LLC	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund 32 - B, LLC	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund 33, LLC	Delaware	Raymond James Tax Credit Funds, Inc.

228

Entity Name	State/Country of Incorporation	Subsidiary or Joint Venture of
Raymond James Tax Credit Fund 34, LLC	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund XI, LLC	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund XXII, LLC	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund XXV - A, LLC	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund XXV - B, LLC	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Funds, Inc.	Florida	Raymond James Financial, Inc.
Raymond James Trust, National Association	U.S.A.	Raymond James Financial, Inc.
Raymond James Uruguay, S.A.	Uruguay	Raymond James Global Securities, Limited
Raymond James Yatirim Menkul Kiymetler A.S.	Turkey	Raymond James European Holdings, Inc.
Residual Partners	Florida	Raymond James Financial, Inc.
RJ Capital Services, Inc.	Delaware	Raymond James Financial, Inc.
RJ Delta Asset Management S.A.	Argentina	Raymond James South American Holdings, Inc.
RJ Delta Capital S.A.	Argentina	Raymond James South American Holdings, Inc.
RJ Equities, Inc.	Florida	Raymond James Financial, Inc.
RJ Government Securities, Inc.	Florida	Raymond James Financial, Inc.
RJ Partners, Inc.	Florida	Raymond James Financial, Inc.
RJ Securities, Inc.	Florida	Raymond James Investments, LLC
RJA Structured Finance, Inc.	Delaware	Raymond James Financial, Inc.
RJC Event Photos, LLC	Delaware	Raymond James Investments, LLC
RJC Forensics, LLC	Delaware	Raymond James Investments, LLC
RJC Partners, Inc.	Delaware	Raymond James Financial, Inc.
RJC Partners LP	Delaware	RJC Partners, Inc.
RJEIF, Inc.	Delaware	Raymond James Financial, Inc.
RJTCF Disposition Corporation	Florida	Raymond James Tax Credit Funds, Inc.
RJTCF Disposition Fund, L.L.C.	Florida	Raymond James Tax Credit Funds, Inc.
SLG Partners GP, LLC	Delaware	Raymond James Investments, LLC; Raymond James Management, LLC
SLG Partners, LP	Delaware	SLG Partners GP, LLC
SLG Partners, LP II	Delaware	SLG Partners GP, LLC
The Producers Choice LLC	Michigan	TPC Acquisition Co.
TPC Acquisition Co.	Florida	Raymond James Financial, Inc.
Value Partners, Inc.	Florida	Raymond James Tax Credit Funds, Inc.

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